J.P. MORGAN ALTERNATIVE FUNDS

JPMorgan Multi-Manager Alternatives Fund

(All Share Classes)

(a series of JPMorgan Trust III)

Supplement dated May 17, 2018,

to the Prospectuses dated March 1, 2018

Effective immediately, the last paragraph in the section titled “Investing with J.P. Morgan Funds — REDEEMING FUND SHARES — Additional Information Regarding Redemptions” of the Prospectuses will be deleted in its entirety and replaced with the following:

Generally, all redemptions will be for cash. The Fund generally expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. The Fund may also satisfy redemption requests by borrowing from another J.P. Morgan Fund, by drawing on a line of credit from a bank, or using other short-term borrowings from its custodian. These methods may be used during both normal and stressed market conditions. In certain instances, the Fund may draw on a line of credit from a bank to meet redemption requests even if Sub-Advisers have uninvested cash available in their accounts. In addition to paying redemption proceeds in cash, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a redemption in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash. While the Fund does not routinely use redemptions in-kind, the Fund reserves the right to use redemptions in-kind to manage the impact of large redemptions on the Fund. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Fund’s receipt of the redemption order.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-MMA-518

J.P. MORGAN ALTERNATIVE FUNDS

JPMorgan Multi-Manager Alternatives Fund

(All Share Classes)

(a series of JPMorgan Trust III)

Supplement dated May 17, 2018,

to the Statement of Additional Information dated March 1, 2018

Effective immediately, the following is hereby added as the second paragraph in the section titled “INVESTMENT STRATEGIES AND POLICIES — Miscellaneous Investment Strategies and Risks — Borrowings” of the Part II of each Statement of Additional Information:

Certain Trusts, on behalf of certain Funds (“Borrowers”) entered into a 364 day joint syndicated senior unsecured revolving credit facility totaling $1.5 billion, which terminates on August 14, 2018 unless otherwise extended or renewed (“Credit Facility”), with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing Fund must meet certain requirements, including a minimum adjusted net asset value amount and certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a Fund does not comply with these requirements, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately. Interest associated with any borrowing under the Credit Facility is charged to the borrowing Fund at a variable rate. In addition, each participating Fund is charged an annual commitment fee, which is incurred on the unused portion of the Credit Facility and is allocated to all participating Funds pro rata based on their respective net assets.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SAI-MMA-518